UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-1 Home Equity Mortgage Pass-Through Certificates, Series 2005-1

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-05               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation, as servicer.

       On July 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-1
            Home Equity Mortgage Pass-Through Certificates, Series 2005-1

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: July 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on July 25, 2005


Home Equity Mortgage Trust Series 2005-1
Home Equity Mortgage Pass-Through Certificates, Series 2005-1


Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-1



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                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       433,100,000.00    363,628,132.42  24,062,187.82      993,943.56    25,056,131.38      0.00     0.00      339,565,944.60
AR               100.00              0.00           0.00            0.00             0.00      0.00     0.00                0.00
ARL              100.00              0.00           0.00            0.00             0.00      0.00     0.00                0.00
M1        32,330,000.00     32,330,000.00           0.00       94,657.43        94,657.43      0.00     0.00       32,330,000.00
M2        29,900,000.00     29,900,000.00           0.00       88,007.86        88,007.86      0.00     0.00       29,900,000.00
M3        19,200,000.00     19,200,000.00           0.00       56,961.41        56,961.41      0.00     0.00       19,200,000.00
M4        20,130,000.00     20,130,000.00           0.00       88,320.38        88,320.38      0.00     0.00       20,130,000.00
M5        13,420,000.00     13,420,000.00           0.00       59,059.18        59,059.18      0.00     0.00       13,420,000.00
M6        12,510,000.00     12,510,000.00           0.00       55,909.28        55,909.28      0.00     0.00       12,510,000.00
M7        11,590,000.00     11,590,000.00           0.00       55,052.50        55,052.50      0.00     0.00       11,590,000.00
M8        10,980,000.00     10,980,000.00           0.00       52,987.65        52,987.65      0.00     0.00       10,980,000.00
M9         9,450,000.00      9,450,000.00           0.00       49,462.88        49,462.88      0.00     0.00        9,450,000.00
B1         8,850,000.00      8,850,000.00           0.00       51,625.00        51,625.00      0.00     0.00        8,850,000.00
B2         8,540,000.00      8,540,000.00           0.00       49,816.67        49,816.67      0.00     0.00        8,540,000.00
P                100.00            100.00           0.00      260,504.92       260,504.92      0.00     0.00              100.00
TOTALS   610,000,300.00    540,528,232.42  24,062,187.82    1,956,308.72    26,018,496.54      0.00     0.00      516,466,044.60

X1       610,000,000.00    548,152,999.51           0.00            0.00             0.00      0.00     0.00      526,428,203.85
X2                 0.00              0.00           0.00            0.00             0.00      0.00     0.00                0.00
XS       531,330,910.76    548,153,099.50           0.00       91,358.85        91,358.85      0.00     0.00      526,428,303.85

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458CP1       839.59393309    55.55804161     2.29495165    57.85299326          784.03589148     A1       3.514380 %
AR       225458CQ9         0.00000000     0.00000000     0.00000000     0.00000000            0.00000000     AR       9.795061 %
ARL      225458CR7         0.00000000     0.00000000     0.00000000     0.00000000            0.00000000     ARL      9.795061 %
M1       225458CS5     1,000.00000000     0.00000000     2.92785122     2.92785122        1,000.00000000     M1       3.764380 %
M2       225458CT3     1,000.00000000     0.00000000     2.94340669     2.94340669        1,000.00000000     M2       3.784380 %
M3       225458CU0     1,000.00000000     0.00000000     2.96674010     2.96674010        1,000.00000000     M3       3.814380 %
M4       225458CV8     1,000.00000000     0.00000000     4.38750025     4.38750025        1,000.00000000     M4       5.265000 %
M5       225458CW6     1,000.00000000     0.00000000     4.40083308     4.40083308        1,000.00000000     M5       5.281000 %
M6       225458CX4     1,000.00000000     0.00000000     4.46916707     4.46916707        1,000.00000000     M6       5.363000 %
M7       225458CY2     1,000.00000000     0.00000000     4.75000000     4.75000000        1,000.00000000     M7       5.700000 %
M8       225458CZ9     1,000.00000000     0.00000000     4.82583333     4.82583333        1,000.00000000     M8       5.791000 %
M9       225458DA3     1,000.00000000     0.00000000     5.23416720     5.23416720        1,000.00000000     M9       6.281000 %
B1       225458DB1     1,000.00000000     0.00000000     5.83333333     5.83333333        1,000.00000000     B1       7.000000 %
B2       225458DC9     1,000.00000000     0.00000000     5.83333372     5.83333372        1,000.00000000     B2       7.000000 %
P        225458DD7     1,000.00000000     0.00000000           ####           ####        1,000.00000000     P        9.795061 %
TOTALS                   886.11142063    39.44619014     3.20706190    42.65325204          846.66523049

X1       225458DE5       898.61147461     0.00000000     0.00000000     0.00000000          862.99705549     X1       0.000000 %
XS       225458DG0     1,031.66047448     0.00000000     0.17194341     0.17194341          990.77296876     XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                                 21,375,023.89

                          Scheduled Principal Payments                                                                   390,061.24

                          Principal Prepayments                                                                       20,409,131.43

                          Curtailments                                                                                   178,624.33

                          Cutailment Interest Adjustments                                                                    794.99

                          Repurchase Principal                                                                           301,147.50

                          Substitution Amounts                                                                                 0.00

                          Net Liquidation Proceeds                                                                        49,797.62

                          Other Principal Adjustments                                                                        -59.04

                          Gross Interest                                                                               4,624,638.11

                          Recoveries from Prior Loss Determinations                                                       45,525.82

                          Reimbursements of Non-Recoverable Advances Previously Made                                      19,707.88

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                         0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                             135

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                   6,545,065.38

                          Amount of Prepayment Penalties Collected                                                       260,504.10

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                              11,758

                          Beginning Aggregate Loan Balance                                                           548,153,099.51

                          Ending Number of Loans Outstanding                                                                 11,328

                          Ending Aggregate Loan Balance                                                              526,428,303.85

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                             145,742.79

                          Trustee Fees                                                                                     4,567.94

Sec. 4.06(a)(vii)         Current Advances                                                                                      N/A

                          Aggregate Advances                                                                                    N/A

Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                  Group 1
                                                                                           Principal
                                                 Category              Number               Balance               Percentage
                                                 1 Month                       107            5,511,625.79                  1.05 %
                                                 2 Month                        44            2,245,031.07                  0.43 %
                                                 3 Month                        56            2,769,285.10                  0.53 %
                                                  Total                        207           10,525,941.96                  2.01 %
                                                  Group Totals
                                                                                           Principal
                                                 Category              Number               Balance               Percentage
                                                 1 Month                       107            5,511,625.79                  1.05 %
                                                 2 Month                        44            2,245,031.07                  0.43 %
                                                 3 Month                        56            2,769,285.10                  0.53 %
                                                  Total                        207           10,525,941.96                  2.01 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           43            1,592,732.65                 0.30 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           43            1,592,732.65                 0.30 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            1               26,187.43                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            1               26,187.43                 0.00 %

Section 4.06(a)(xi)       REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                       395,297.59

                          Cumulative Realized Losses - Reduced by Recoveries                                            624,390.09

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                                       NO
                          (Is Rolling 3 Month Delinquency Rate > 14% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                               0.83957 %
                          Sr. Enhancement Percentage x 14%                                                               4.96947 %
                                                 OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                     0.10236 %
                          Cumulative Loss Limit                                                                             0.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                      25,925,012.75
                          Ending Overcollateralization Amount                                                         9,962,259.25
                          Ending Overcollateralization Deficiency                                                    15,962,753.50
                          Overcollateralization Release Amount                                                                0.00
                          Monthly Excess Interest                                                                     2,687,163.93
                          Payment to Class X-1                                                                                0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
